Exhibit 99.1
SHARES PURCHASE AGREEMENT
     This Shares Purchase Agreement is made and entered into on May 15, 2008, by and between Preformed Line Products Company, an Ohio corporation (“Purchaser”), and Elizabeth Gibson Drinko, as Trustee of the John Deaver Drinko Trust Agreement, dated October 27, 1994, as amended (the “Trust”) and individually (“Seller”).
RECITALS
          A. Purchaser’s Common Shares, $2 par value, (the “Common Shares”) are traded on the NASDAQ National Market (the “NASDAQ”) under the symbol “PLPC” and Purchaser is a reporting company under the Securities Exchange Act of 1934, as amended. As a result, financial and other material business information about Purchaser is publicly available.
          B. Seller is the owner of 142,326 common shares of Purchaser held by the Trust (“Trust Shares”);
          C. Seller approached Purchaser regarding Seller’ desire to sell the Trust Shares to Purchaser;
          D. In response to Seller’ inquiry, Purchaser after due consideration, including discussion among the Board of Directors and management regarding alternative uses for the Purchaser’s available cash, and the review and approval of the proposed transaction by (i) the Purchaser’s Audit Committee of the Board of Directors, which is comprised solely of independent directors, and (ii) the Board of Directors, expressed a desire to purchase the Trust Shares, under the terms and conditions hereinafter set forth.
          Accordingly, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows.
AGREEMENT
          1. Purchase and Sale of the Trust Shares. Upon the execution and delivery of this Agreement, Seller shall sell, transfer, assign, bargain and convey to Purchaser 142,326 Common Shares of the Purchaser at a purchase price of $42.24 per share. Simultaneously with the execution and delivery of this Agreement, Seller shall deliver to Purchaser the certificate or certificates representing the Trust Shares being sold, transferred, assigned, bargained and conveyed pursuant hereto, duly endorsed in blank by Seller or accompanied by a duly executed stock power, and Purchaser shall pay Seller an aggregate of $6,011,850.24 (the “Purchase Price”) for the Trust Shares by the delivery of cash by wire transfer to Seller’s bank account. Seller has provided Purchaser with written wire transfer instructions. The parties acknowledge and agree that the Purchase Price was negotiated in good faith between the parties and that, in connection with such negotiations, references were made by the parties to the historical trading volume and trading prices of the Purchaser’s Common Shares on the NASDAQ.
          2. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

               (a) Purchaser has the requisite power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement constitutes the valid and binding obligation of Purchaser enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium or other laws relating generally to the enforcement of creditors’ rights.
               (b) The execution, delivery and performance of this Agreement does not and will not (i) violate any law, regulation, judgment, decree, order or other directive of any court or governmental agency currently applicable to or binding upon Purchaser, or (ii) breach or constitute a default under any agreement to which Purchaser is a party or by which it is bound.
          3. Representations, Warranties and Covenants. Seller hereby represents and warrants to Purchaser as follows:
               (a) Seller has the necessary legal capacity, power and authority to execute, deliver and carry out the terms and provisions of this Agreement and to consummate the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. Seller is the duly appointed Trustee who owns the Trust Shares and has the necessary legal capacity, power and authority to execute, deliver and carry out the terms and provisions of this Agreement on behalf of the Trust, to cause the Trust to perform its obligations hereunder and to consummate the transactions contemplated hereby.
               (b) The execution, delivery and performance of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not (i) violate any law, regulation, judgment, decree, order or other directive of any court or governmental agency applicable to or binding upon Seller, (ii) breach or constitute a default under any agreement to which Seller is a party or by which Seller is bound, or (iii) result in the imposition of any liens under, cause or permit the acceleration of any obligation under, or violate or conflict with the terms, conditions or provisions of, any note, indenture, security agreement, lease, guaranty, or other contract, agreement or instrument to which Seller is a party or by which Seller or any of the Trust Shares are bound.
               (d) This Agreement has been duly and validly authorized, executed and delivered by Seller and, assuming due authorization, execution and delivery by and on behalf of Purchaser, constitutes a legal, valid and binding obligation of Seller, enforceable in accordance with its terms.
               (e) There exists no restriction upon the sale and delivery to Purchaser of the Trust Shares by Seller, nor is Seller required to obtain the approval of any person or entity or any court, governmental authority or regulatory agency to effect the sale of the Trust Shares in accordance with the terms hereof;
               (f) Seller is the legal owner of the Trust Shares being sold, assigned, bargained and conveyed pursuant hereto, free from any security interest, pledge, option, equity, claim or other right or interest of any kind. Upon the sale to Purchaser, Purchaser will acquire the Trust Shares being transferred, free from any security interest, pledge, option, equity, claim or other right or interest of any kind.

               (g) Seller has received and carefully reviewed Purchaser’s filings with the Securities and Exchange Commission and Purchaser’s press releases posted on Purchaser’s website (the filings and press releases, the “Purchaser Disclosure”). Seller acknowledges that no oral representations have been made or information furnished to Seller or her representatives that are in any way inconsistent with the Purchaser Disclosure. Seller confirms that no representations, warranties, or other agreements (whether express or implied) have been made by Purchaser with respect to the transactions contemplated hereby, except for those representations, warranties, and agreements that are specifically set forth in this Agreement.
               (h) Seller, to the extent necessary, shall, without additional consideration, take such additional or further actions and execute such other or further documents as may be reasonably requested by Purchaser in order to evidence, confirm or carry out the transactions contemplated hereby.
          4. Miscellaneous.
               (a) Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Ohio.
               (b) Amendment; Waiver. No modification, amendment or waiver of any provision of this Agreement will be effective unless such modification, amendment or waiver is in writing and signed on behalf of the parties hereto. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.
               (c) Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
               (d) Binding Agreement. Except as otherwise provided herein, this Agreement will bind and inure to the benefit of and be enforceable by Purchaser and Seller and their respective successors and assigns.
               (e) Counterparts. This Agreement may be executed in counterparts, each of which, when executed, will be an original and all of which taken together will constitute one and the same agreement.
               (f) Entire Agreement. This Agreement embodies the complete agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes or incorporates all prior or contemporaneous understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.
               (g) Recitals. The Recitals are incorporated by reference and made a part of this Agreement.
          IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties on the date first written above.

PURCHASER:	SELLER:

Preformed Line Products Company	John Deaver Drinko Trust

/s/ Caroline S. Vaccariello	/s/ Elizabeth Gibson Drinko
Caroline S. Vaccariello	Mrs. Elizabeth Gibson Drinko, Trust of the
General Counsel and Secretary	John Deaver Drinko Trust Agreement dated October 27, 1994, as amended, and individually